SUPPLEMENTAL FINANCIAL DATA Q3 2025

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of September 30, 2025, unless otherwise noted.

3 Third Quarter 2025 Results ■ Net loss from continuing operations1 of $(0.13) per common share ■ Distributable losses2 of $(0.94) per common share ■ Distributable losses before realized losses3 of $(0.04) per common share ■ Declared dividend of $0.125 per common share Performance ■ Total loan portfolio of $6.5 billion ■ Total loan originations4 of $421.8 million ■ Loan repayments and sales of $1.3 billion ■ New 60+ core delinquencies5 of $39.9 million; 60+ core delinquency5 of 5.9% at quarter end ■ $91.0 million of previous 60+ core delinquent loans5 resolved in the quarter Loan Portfolio Capitalization ■ Book value per share of $10.28 per common share ■ 2.5 million shares repurchased at an average price of $4.17 and a BVPS impact of $0.09 ■ Total leverage of 3.1x and recourse leverage ratio6 of 1.4x Business Update ■ First portfolio sale of $665 million of commercial real estate loans, generating net proceeds of $85 million ■ Second portfolio sale of $93 million of commercial real estate loans, generating net proceeds of $24 million

4 CRE Portfolio Review QTD INVESTMENT ROLL ($ in billions) COUNT7 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD CORE 1,088 5.00B 104M 4.85B 5.9% 2.42 8.1% 5.8% NON-CORE 31 382M 81M 301M 46.6% 4.06 3.1% 2.6% TOTAL 1,119 5.38B 185M 5.15B 8.3% 2.51 7.8% 5.6% LOAN VINTAGE ($ in billions) 0.9 1.7 1.6 0.2 0.4 0.1 0.2 0.1 Core Non-Core 2020 and prior 2021 2022 2023 2024 2025 $0.0 $0.5 $1.0 $1.5 $2.0 6.55 (1.02) 0.10 (0.48) 5.15 Beginning CV Sales/ Paydowns Originations Transfers to REO Ending CV $5.0 $5.2 $5.4 $5.6 $5.8 $6.0 $6.2 $6.4 $6.6 $6.8 248 131 (51) (19) (21) 288 Beg 60+ New 60+ Sales/ Liquidations Mods REO End 60+ $200 $225 $250 $275 $300 $325 $350 $375 $400 60+ DQ CORE MIGRATION ($ in millions)

5 CRE Core Portfolio Overview LOAN PRODUCT8 RISK RATINGCOLLATERAL MODIFICATION STATUS19 HISTORICAL LEVERED YIELD 12.0% 10.8% 11.1% 10.9% 11.0% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 0% 5% 10% 15% QUARTERLY PORTFOLIO CREDIT MIGRATION Bridge 71% Fixed rate 15% Construction 9% Other 5% Multi-family 73% Industrial 7% Retail 5% Office 4% Land 4% Other 6% 1&2 44% 3 51% 4&5 5% Extensions 18% Modifications 20%Not Modified 62% Q2’25 CV (%) Q3’25 CV (%) CURRENT 90.4% 90.9% 30-59 5.0% 3.2% 60+ 4.6% 5.9% TOTAL 100.0% 100.0% ACCRUAL 94.8% 95.6% NON-ACCRUAL 5.2% 4.4% TOTAL 100.0% 100.0%

6 CRE Non-Core Portfolio Overview18 ASSET MANAGEMENT STRATEGY NON-CORE EXIT TIMELINE ($ in millions) Bridge 82% Construction 14% Fixed rate 4% LOAN PRODUCT RISK RATINGCOLLATERAL Multi-family 69% Hotel 11% Office 6% Mixed use 5% Other 9% 2 9% 3 27% 4&5 64% STRATEGY LOAN COUNT CARRY VALUE (%) Liquidation pending commencement of marketing 14 42% Under contract 3 22% Operate/develop to facilitate sale 4 18% Actively marketed for sale 7 14% Modified/performing 3 4% Total 31 100% QTD ROLL ($ in millions) $695 $(366) $(28) $301 Beginning CV Exits REO Ending CV $200 $300 $400 $500 $600 $700 53 loans 31 loans 20 loans $68 $6 $31 $47 $149 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 and beyond $— $25 $50 $75 $100 $125 $150 $175 2 loans

7 Real Estate Owned Exposure # OF ASSETS CARRY VALUE PORTLAND MIXED USE 1 $430M OPERATE TO SELL 9 $131M SELL 14 $58M UNDER CONTRACT 4 $29M TOTAL 28 $648M Land 11% Multi-family 12% Mixed use 72% Other 5% Collateral Texas 15% California 5% Colorado 4% Oregon 70% Other 6% Geography 216,114 485,056 (49,935) (2,962) 648,273 Beginning Balance REO acquired via foreclosure Liquidations Depreciation/ Impairment Ending Balance 150,000 300,000 450,000 600,000 750,000 QUARTERLY REO MIGRATION (in thousands)REO DETAILS20

Portland OR, Mixed-Use

READY CAPITAL.



QUARTERLY UPDATES

- In July 2025, RC executed an asset management agreement with Lincoln Property Company simultaneous with ownership transfer via a consensual deed-in-lieu transaction.
- Strategic cost reduction opportunities identified to be implemented over the next several quarters
- Exploring ADR re-calibration to drive occupancy/RevPAR in addition to activation strategies that blend local elements into F&B and increase community engagement
- Planned Q4 marketing re-launch of Ritz Carlton Residences and office leasing campaigns







RITZ-CARLTON HOTEL

- 251 rooms (floors 8 – 20)
- Amenities:
  - Lobby lounge
  - Bellpine restaurant and bar; Meadowrue restaurant
  - Ritz-Carlton Club
  - Meeting & Event space (12,222 sf)
  - Business center
  - Fitness center, full-service spa and swimming pool

Key Metrics (9/30/2025 TTM)

- Occupancy: 40.4%
- ADR: $496
- Room RevPAR: $201
- Total RevPAR: $351

OFFICE/RETAIL

- Class A office: 158,577 sf (floors 3– 7)
- Office Tenants:
  - Davis Wright Tremaine LLP
  - Fisher & Phillips
  - Banneker Partners
- Retail: 10,638 sf (floors 1– 2)
- Retail Tenants:
  - The Flock (food hall)
  - Mahler Jewelers

Key Metrics (10/1/2025 Rent Roll)

- Total Occupancy: 28%
- Office Occupancy: 23%
- WA Office Rent/SF: $38 NNN
- Office WAULT: 9.7 yrs.
- Retail Occupancy: 100%
- WA Retail Rent/SF: $46 NNN
- Retail WAULT: 11 yrs.

RITZ-CARLTON RESIDENCES

- 132 Ritz-Carlton branded condominium residences
- Located on floors 21 – 35
- Avg. Unit SF: 1,688
- Amenities:
  - Balcony or terrace
  - Dedicated lobby
  - Hotel amenity access
  - Private rooftop terrace (8th floor)

Key Metrics (Sales to Date)

- # of units sold: 11
- % of units sold: 8.3%
- Avg SF/unit sold: 1,464
- Avg Sale Price: $1.491M
- Avg Sale Price/SF: $1,019

8

9 Small Business Lending Portfolio Review* QTD SALES BY PROGRAM PROGRAM COUNT15 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD LARGE 1,937 1.11B 20M 1.08B 3.7% 1.78 9.1% 9.0% SMALL/MICRO 5,962 245M 18M 226M 2.1% 1.23 11.5% 9.9% USDA 29 30M — 28M —% 1.62 10.4% 9.0% WORKING CAPITAL** 170 17M — 2M 63.6% 3.93 13.4% 13.4% TOTAL 8,098 1.40B 38M 1.34B 3.4% 1.69 9.7% 9.3% COLLATERAL Retail 21% Lodging 18% Eating Place 9% Doctors 7% Other 45% PROGRAM SALES PROCEEDS % PREMIUM LARGE $83M $90M 8.6% SMALL/MICRO $47M $52M 10.4% USDA $57M $63M 10.6% WORKING CAPITAL $42M $42M 1.1% *Includes assets offset by guaranteed loan financing liabilities of $566 million. **Purchased as part of the Funding Circle acquisition. 57% 60+ days delinquent at the time of purchase.

$70.6 $23.5 $28.9 $18.5 $211.9 $39.1 $58.0 $157.1 $200.4 $10.7 $173.4 $81.2 $354.8 $314.5 $343.3 $216.1 $173.5 $38.5 $2.8 $2.7 $96.5 $67.3 $46.4 $31.2 $41.4 $46.1 $41.9 Bridge Fixed Rate/CMBS Construction Freddie Mac SBA USDA Working Capital Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 0 200 400 600 800 1,000 10 Quarterly Investment Activity $466.1M $421.9M $685.9M $784.3M $532.2M 4

11 Earnings Profile Current Pay Interest: $112M Accrued Interest: $11M Paid in Kind Interest: $3M Accretion of Discount: $11M Interest expense: $(123)M Gain on sale, net of variable costs: SBA 7(a): $8M USDA: $8M Business Loans: $2M Freddie Mac: $2M Primary/Special Servicing Fees: $8M Advances: $1M Adj of Bargain Purchase Gain: $24M Merger Expenses: $(3)M Balance (in thousands) Annualized ROE Contribution Recurring Revenue: Net interest income $ 14,247 3.4% Gain on sale, net of variable costs 20,011 4.7% Other recurring revenue 13,035 3.1% Total recurring revenue $ 47,293 11.1% Operating Expenses: Employee compensation & benefits (20,688) (4.9)% Fixed operating costs (18,843) (4.4)% Servicing expenses (9,394) (2.2)% Portland mixed-use asset (including $3,727 of interest expense) (4,974) (1.2)% Investment advisory fees (5,156) (1.2)% Tax 6,532 1.5% Total operating costs and tax $ (52,523) (12.4)% Net loss from normal operations, net of tax $ (5,230) (1.2)% Other Items included in Earnings: Realized losses $ (188,512) (44.4)% CECL & valuation allowances 143,655 33.8% Discontinued operations 280 0.1% Mark-to-market 7,699 1.8% Non-cash compensation (1,591) (0.4)% Bargain purchase gain adj net of costs 21,684 5.1% Other income (expenses) (54) —% Tax 3,333 0.8% Total other items included in earnings $ (13,506) (3.2)% Net loss including dividends on preferred stock $ (18,736) (4.4)% Servicing Income: $6M Income from Unconsolidated JV's: $3M Rental Income: $1M Other Income: $1M MSR Impairment Recovery: $2M Other Nonrecurring Expense: $(2)M

12 Operating Segment Contribution16 LMM CRE TOTAL OPERATING EXPENSES EQUITY ALLOCATION17 EPS CONTRIBUTION RECURRING REVENUE DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES9 ON ALLOCATED EQUITY DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES9 CORPORATE & OTHER SMALL BUSINESS LENDINGCORE NON-CORE & REO $5.9B / 72% $1.0B / 12% $0.9B / 11% $0.4B / 5% $8.2B / 100% 71% 17% 12% N/A 100% $0.10 $(0.16) $0.04 $(0.11) $(0.13) $0.19 $(0.06) $0.07 $(0.24) $(0.04) 7.3% (2.2)% 2.8% (8.9)% (1.0)% 6.0% (7.8)% 13.4% N/A (1.0)% $46.8M $(8.0)M $35.4M $(26.9)M $47.3M $(16.5)M $(0.9)M $(24.8)M $(10.3)M $(52.5)M AVERAGE TOTAL ASSETS ($ / %) DISTRIBUTABLE EPS BEFORE REALIZED LOSSES3

13 Book Value per Share $10.44 $(0.13) $(0.125) $0.09 $10.28 Q2'25 GAAP BVPS Net Income (Loss) Dividends Share Repurchases Q3'25 GAAP BVPS $9.00 $9.50 $10.00 $10.50

14 Capitalization Debt Balance ($ in millions) Leverage Ratio PPPLF $10 0.0x Securitized Debt Obligations $1,294 0.7x Non-Recourse Secured Borrowings $1,760 1.0x Recourse Secured Borrowings $1,120 0.6x Corporate Debt $1,388 0.8x UNENCUMBERED ASSET POOL 14% 40% 15% 6% 25% Unrestricted cash Loans Servicing rights REO Other Assets HIGHLIGHTS • 1.2x unencumbered assets to unsecured debt • $2.6 billion in available warehouse borrowing capacity across 13 counterparties • Limited usage of securities repo financing at 2.4% of total debt • Full mark-to-market liabilities and credit mark-to-market liabilities represent 42% of total debt $0.8B UNENCUMBERED ASSET POOL

APPENDIX Additional Financial Information

16 LMM CRE Loan Portfolio - Migration CONTRACTUAL STATUS (5) CORE Q4’24 Q1’25 Q2’25 Q3’25 CURRENT 96.4% 93.8% 90.4% 90.9% 30-59 DAYS PAST DUE 1.6% 2.1% 5.0% 3.2% 60+ DAYS PAST DUE 2.0% 4.1% 4.6% 5.9% NON-CORE Q4’24 Q1’25 Q2’25 Q3’25 CURRENT 75.4% 37.3% 30.0% 50.4% 30-59 DAYS PAST DUE 0.7% —% 2.4% 3.0% 60+ DAYS PAST DUE 23.9% 62.7% 67.6% 46.6% ACCRUAL STATUS (5) CORE Q4’24 Q1’25 Q2’25 Q3’25 ACCRUAL 97.0% 96.3% 94.8% 95.6% NON-ACCRUAL 3.0% 3.7% 5.2% 4.4% NON-CORE Q4’24 Q1’25 Q2’25 Q3’25 ACCRUAL 69.3% 14.9% 11.6% 42.8% NON-ACCRUAL 30.7% 85.1% 88.4% 57.2% RISK RATING (5) CORE Q4’24 Q1’25 Q2’25 Q3’25 1 & 2 67.7% 55.0% 56.5% 44.0% 3 28.1% 37.4% 38.2% 50.5% 4 3.3% 3.5% 1.7% 4.1% 5 0.9% 4.1% 3.6% 1.4% NON-CORE Q4’24 Q1’25 Q2’25 Q3’25 1 & 2 14.3% 4.0% 2.4% 9.2% 3 27.1% 33.3% 35.8% 26.6% 4 42.7% —% 3.8% 13.4% 5 15.9% 62.7% 58.0% 50.8%

Financial Snapshot *($ in thousands, except share data)*

READY CAPITAL

Investment Type	Average Carrying Value[10]	Gross Yield [11]	Average Debt Balance	Debt Cost [12]	Levered Yield
LMM CRE	$ 6,162,859	7.5 %	$ 4,167,749	7.6 %	7.2 %
SBL	$ 813,652	23.7 %	$ 435,540	7.9 %	41.9 %
Total	**$ 6,976,511**	**9.3 %**	**$ 4,603,289**	**7.6 %**	**12.7 %**

Book Equity Value Metrics	
Common Stockholders' equity	$ 1,663,290
Total Common Shares outstanding	161,834,837
Net Book Value per Common Share	$10.28

Loan Portfolio Metrics	
% Fixed vs Floating Rate	19% / 81%
% Originated vs Acquired	92% / 8%
Weighted Average LTV - LMM CRE [13]	74%
Weighted Average LTV - SBL [13]	109 %

Q3 2025 Earnings Data Metrics	
Net loss from continuing ops | Distributable loss before realized losses | Distributable loss	$(16,947) | $(2,170) | $(149,592)
EPS - continuing operations - Basic and diluted	$(0.13) | $(0.13)
Distributable EPS - Basic and diluted	$(0.94) | $(0.94)
Distributable EPS before realized losses - Basic and diluted	$(0.04) | $(0.04)
ROE continuing ops per Common Share	(4.5)%
Distributable ROE per Common Share	(35.7)%
Distributable ROE before realized losses per Common Share	(1.0)%
Dividend Yield [14]	12.9 %

Servicing Portfolio Metrics		
SBA - UPB	$	1,900,425
SBA - carrying value	$	40,443
Multi-family - UPB	$	6,347,352
Multi-family - carrying value	$	62,262
USDA - UPB	$	685,496
USDA - carrying value	$	20,549
Small business loans - UPB	$	438,532
Small business loans - carrying value	$	3,712

17

Balance Sheet by Quarter

READY CAPITAL.

(in thousands)		9/30/2024		12/31/2024		3/31/2025		6/30/2025		9/30/2025
Assets										
Cash and cash equivalents	$	181,315	$	143,803	$	205,917	$	162,935	$	147,505
Restricted cash		31,331		30,560		39,603		56,769		44,491
Loans, net		3,555,928		3,378,149		4,354,017		5,066,694		4,360,501
Loans, held for sale		320,082		241,626		528,726		632,784		163,792
Mortgage-backed securities		30,780		31,006		31,415		32,310		33,105
Investment in unconsolidated joint ventures		146,397		161,561		170,920		169,369		178,840
Derivative instruments		11,032		7,963		6,907		5,754		5,295
Servicing rights		127,989		128,440		129,814		124,283		126,966
Real estate owned		166,697		193,437		199,910		199,790		632,985
Other assets		412,238		362,486		399,702		462,711		472,516
Assets of consolidated VIEs		5,794,720		5,175,295		3,723,738		2,395,398		2,166,105
Assets held for sale		474,535		287,595		185,782		—		—
Total Assets	**$**	**11,253,044**	**$**	**10,141,921**	**$**	**9,976,451**	**$**	**9,308,797**	**$**	**8,332,101**
Liabilities										
Secured borrowings		2,184,280		2,035,176		2,713,415		3,506,670		2,879,172
Securitized debt obligations of consolidated VIEs, net		3,960,185		3,580,513		2,574,139		1,513,297		1,293,778
Senior secured notes and Corporate debt, net		1,206,159		1,333,112		1,488,666		1,387,029		1,387,775
Guaranteed loan financing		742,631		691,118		668,847		629,380		565,883
Contingent consideration		2,007		573		15,982		17,189		18,385
Derivative instruments		2,085		352		575		1,986		1,627
Dividends payable		44,602		43,168		23,929		22,917		22,602
Loan participations sold		99,737		95,578		98,128		101,863		102,987
Due to third parties		1,239		1,442		1,071		9,791		9,927
Accounts payable and other accrued liabilities		279,014		188,051		185,533		184,652		166,406
Liabilities held for sale		392,697		228,735		156,614		—		—
Total Liabilities	**$**	**8,914,636**	**$**	**8,197,818**	**$**	**7,926,899**	**$**	**7,374,774**	**$**	**6,448,542**
Preferred stock Series C		8,361		8,361		8,361		8,361		8,361
Stockholders' Equity										
Preferred stock		111,378		111,378		111,378		111,378		111,378
Common stock		17		17		17		17		17
Additional paid-in capital		2,292,229		2,250,291		2,302,101		2,267,540		2,257,078
Retained deficit		(146,003)		(505,089)		(450,276)		(528,524)		(569,709)
Accumulated other comprehensive loss		(24,232)		(18,552)		(21,673)		(23,293)		(24,096)
Total Ready Capital Corporation equity		2,233,389		1,838,045		1,941,547		1,827,118		1,774,668
Non-controlling interests		96,658		97,697		99,644		98,544		100,530
Total Stockholders' Equity	**$**	**2,330,047**	**$**	**1,935,742**	**$**	**2,041,191**	**$**	**1,925,662**	**$**	**1,875,198**
Total Liabilities, Redeemable Preferred Stock, and Stockholders' Equity	**$**	**11,253,044**	**$**	**10,141,921**	**$**	**9,976,451**	**$**	**9,308,797**	**$**	**8,332,101**
Book Value per Share	**$**	**12.59**	**$**	**10.61**	**$**	**10.61**	**$**	**10.44**	**$**	**10.28**

18

Statement of Operations by Quarter

READY CAPITAL.

(In thousands, except share data)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Interest income	$ 226,537	$ 203,965	$ 154,967	$ 152,735	$ 137,491
Interest expense	(175,572)	(153,911)	(140,466)	(135,837)	(126,971)
Net interest income before (provision for) recovery of loan losses	**$ 50,965**	**$ 50,054**	**$ 14,501**	**$ 16,898**	**$ 10,520**
Recovery of (provision for) loan losses	(53,166)	(285,008)	109,568	(8,640)	(37,977)
Net interest income after (provision for) recovery of loan losses	**$ (2,201)**	**$ (234,954)**	**$ 124,069**	**$ 8,258**	**$ (27,457)**
Non-interest income					
Net realized gain (loss) on financial instruments and real estate owned	(69,184)	(10,934)	10,669	18,214	(160,396)
Net unrealized gain (loss) on financial instruments	(1,241)	(17,025)	(1,750)	(1,614)	2,914
Valuation allowance, loans held for sale	71,060	31,229	(99,718)	(39,746)	178,225
Servicing income, net of amortization and impairment	5,415	4,112	6,456	(304)	7,509
Income (loss) on unconsolidated joint ventures	3,214	6,065	(3,982)	(144)	7,417
Gain (loss) on bargain purchase	32,165	—	102,471	(14,381)	24,472
Other income	14,823	13,557	11,590	11,304	14,773
Total non-interest income (expense)	**$ 56,252**	**$ 27,004**	**$ 25,736**	**$ (26,671)**	**$ 74,914**
Non-interest expense					
Employee compensation and benefits	$ (22,989)	$ (23,320)	$ (21,254)	$ (23,159)	$ (21,151)
Allocated employee compensation and benefits from related party	(2,537)	(3,350)	(3,276)	(3,600)	(3,602)
Professional fees	(6,232)	(7,557)	(5,488)	(6,368)	(6,008)
Management fees – related party	(6,498)	(5,518)	(5,577)	(5,072)	(5,156)
Loan servicing expense	(10,101)	(12,749)	(15,844)	(11,038)	(9,771)
Transaction related expenses	(2,998)	(4,878)	(2,694)	(639)	(1,910)
Impairment on real estate	(525)	(29,876)	(2,346)	(4,268)	(1,862)
Other operating expenses	(18,048)	(19,637)	(16,123)	(16,133)	(24,879)
Total non-interest expense	**$ (69,928)**	**$ (106,885)**	**$ (72,602)**	**$ (70,277)**	**$ (74,339)**
Income (loss) from continuing operations before benefit (provision) for income taxes	$ (15,877)	$ (314,835)	$ 77,203	$ (88,690)	$ (26,882)
Income tax benefit (provision)	8,404	17,318	5,207	39,939	9,935
Net income (loss) from continuing operations	**$ (7,473)**	**$ (297,517)**	**$ 82,410**	**$ (48,751)**	**$ (16,947)**
Discontinued operations					
Income (loss) from discontinued operations before benefit (provision) for income taxes	$ 258	$ (22,978)	$ (594)	$ (6,567)	$ 280
Income tax benefit (provision)	(64)	5,744	149	1,641	(70)
Net income (loss) from discontinued operations	**$ 194**	**$ (17,234)**	**$ (445)**	**$ (4,926)**	**$ 210**
Net income (loss)	**$ (7,279)**	**$ (314,751)**	**$ 81,965**	**$ (53,677)**	**$ (16,737)**
Less: Dividends on preferred stock	1,999	1,999	1,999	1,999	1,999
Less: Net income attributable to non-controlling interest	2,031	1,389	2,460	1,814	2,008
Net income (loss) attributable to Ready Capital Corporation	**$ (11,309)**	**$ (318,139)**	**$ 77,506**	**$ (57,490)**	**$ (20,744)**
Earnings per common share from continuing operations - basic	**$ (0.07)**	**$ (1.80)**	**$ 0.47**	**$ (0.31)**	**$ (0.13)**
Earnings per common share from discontinued operations - basic	**$ 0.00**	**$ (0.10)**	**$ 0.00**	**$ (0.03)**	**$ 0.00**
Earnings per common share from continuing operations - diluted	**$ (0.07)**	**$ (1.80)**	**$ 0.46**	**$ (0.31)**	**$ (0.13)**
Earnings per common share from discontinued operations - diluted	**$ 0.00**	**$ (0.10)**	**$ 0.00**	**$ (0.03)**	**$ 0.00**
Weighted-average shares outstanding - Basic	168,335,483	167,434,683	165,166,276	167,749,917	163,574,703
Weighted-average shares outstanding - Diluted	169,509,208	168,845,426	167,723,519	170,673,088	165,873,807
Dividends declared per share of common stock	**$ 0.25**	**$ 0.25**	**$ 0.125**	**$ 0.125**	**$ 0.125**

19

READY CAPITAL.

Distributable Earnings Reconciliation by Quarter

(In thousands, except share data)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Net Income (loss)	**$ (7,279)**	**$ (314,751)**	**$ 81,965**	**$ (53,677)**	**$ (16,737)**
Reconciling items:					
Unrealized (gain) loss on MSR - discontinued operations	$ —	$ 33,175	$ 8,952	$ —	$ —
Unrealized (gain) loss on joint ventures	2,173	(5,015)	5,639	1,019	(4,336)
Increase (decrease) in CECL reserve	52,442	277,277	(112,127)	487	32,844
Increase (decrease) in valuation allowance	(71,060)	(31,229)	99,718	39,746	(178,225)
Non-recurring REO impairment	525	31,175	2,346	4,418	1,862
Non-cash compensation	1,916	2,826	1,785	1,634	1,591
Unrealized (gain) loss on preferred equity, at fair value	—	15,613	—	4,227	(1,949)
Merger transaction costs and other non-recurring expenses	4,070	6,579	2,993	3,661	2,220
Bargain purchase (gain) loss	(32,165)	—	(102,471)	14,381	(24,472)
Depreciation and amortization on real estate owned	—	—	—	—	1,100
Realized losses on sale of investments	109,675	51,688	20,084	8,896	188,512
Total reconciling items	$ 67,576	$ 382,089	$ (73,081)	$ 78,469	$ 19,147
Income tax adjustments	(13,739)	(22,825)	(4,744)	(37,496)	(4,580)
Distributable earnings (loss) before realized losses	**$ 46,558**	**$ 44,513**	**$ 4,140**	**$ (12,704)**	**$ (2,170)**
Realized losses on sale of investments, net of tax	(89,072)	(44,246)	(15,524)	(7,088)	(147,422)
Distributable earnings (loss)	**$ (42,514)**	**$ 267**	**$ (11,384)**	**$ (19,792)**	**$ (149,592)**
Less: Distributable earnings attributable to non-controlling interests	1,766	3,113	1,985	1,990	1,473
Less: Income attributable to participating shares	242	249	229	215	211
Less: Dividends on preferred stock	1,999	1,999	1,999	1,999	1,999
Distributable earnings (loss) attributable to Common Stockholders	**$ (46,521)**	**$ (5,094)**	**$ (15,597)**	**$ (23,996)**	**$ (153,275)**
Distributable earnings (loss) before realized losses on investments, net of tax per common share - basic	**$ 0.25**	**$ 0.23**	**$ 0.00**	**$ (0.10)**	**$ (0.04)**
Distributable earnings (loss) per common share - basic	**$ (0.28)**	**$ (0.03)**	**$ (0.09)**	**$ (0.14)**	**$ (0.94)**
Weighted average common shares outstanding	**168,335,483**	**167,434,683**	**165,166,276**	**167,749,917**	**163,574,703**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs from discontinued operations
iv) any unrealized change in current expected credit loss reserve and valuation allowances
v) any unrealized gains or losses on de-designated cash flow hedges
vi) any unrealized gains or losses on foreign exchange hedges
vii) any unrealized gains or losses on certain unconsolidated joint ventures
viii) any non-cash compensation expense related to stock-based incentive plan
ix) any unrealized gains or losses on preferred equity, at fair value
x) any unrealized gain or losses or other non-cash items related to real estate owned
xi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

20

21 Loan Portfolio – Risk Rating Criteria BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

22 Footnotes 1 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $2.0 million 2 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $1.5 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3 . Before income attributable to participating shares of $2.2 million, non-controlling interest of $2.1 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4 . Represents fully committed amounts 5 . Calculated based on carrying value 6 . Recourse leverage ratio excludes $1.8 billion of secured borrowings that are non-recourse to the Company 7 . Excludes joint venture investments and preferred equity investments 8 . Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 9 . Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 10 . Average carrying value includes average quarterly carrying value of loan and servicing asset balances. 11 . Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 12 . The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization on an annualized basis. 13 . Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process. 14 . Q3 dividend yield for the period is based on the 9/30/2025 closing share price of $3.87. 15 . Includes the loans which are offset by $566M of guaranteed loan financings 16 . Respective balances are based on quarterly averages 17 . Corporate debt is allocated for purposes of determining equity allocation 18 . Excludes Portland, OR Mixed-Use property 19 . Represents loans that are under modifications and carried on the consolidated balance sheet as of the period end. 20 . Strategy as of November 4, 2025